Exhibit 4.5
SPECIMEN 8.75% SERIES A CONVERTIBLE PREFERRED STOCK CERTIFICATE

Certificate No.:	Number of Shares:

CUSIP NO.:
SEE REVERSE FOR STATEMENTS RELATING TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY.
ALON USA ENERGY, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
This Certifies that                                          is the record holder of                      shares of fully paid and non-assessable 8.75% Series A Convertible Preferred Stock, par value $0.01 per share, of
Alon USA Energy, Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

[ALON USA ENERGY,
INC. CORPORATE SEAL 2000 DELAWARE]

Secretary		Chairman

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK MELLON
Transfer Agent and Registrar

BY:	AUTHORIZED SIGNATURE

ALON USA ENERGY, INC.
A STATEMENT OF THE POWERS, DESIGNATIONS PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE 8.75% SERIES A CONVERTIBLE PREFERRED STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS ARE SET FORTH IN THE CERTIFICATE OF INCORPORATION, AS MAY BE AMENDED OR RESTATED, OF ALON USA ENERGY, INC. (THE “CORPORATION”) AND THE CERTIFICATE OF DESIGNATIONS, EACH OF WHICH ARE ON FILE WITH THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF DELAWARE AND MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE FROM THE SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE REDEEMABLE BY THE CORPORATION AT ITS OPTION ON OR AFTER THE THIRD ANNIVERSARY OF THE DATE OF ISSUANCE HEREOF UPON THE HAPPENING OF CERTAIN CIRCUMSTANCES. THE HOLDERS OF THE SHARES REPRESENTED BY THIS CERTIFICATE GENERALLY HAVE LIMITED VOTING RIGHTS. FOR SO LONG AS THE SHARES REPRESENTED BY THIS CERTIFICATE ARE OUTSTANDING, THE SHARES ARE CONVERTIBLE INTO SHARES OF THE CORPORATION’S COMMON STOCK AT ANY TIME UPON THE OPTION OF THE HOLDER OR, AFTER THE THIRD ANNIVERSARY OF THE DATE OF ISSUANCE HEREOF, AT THE OPTION OF THE CORPORATION, EACH IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE FROM THE SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.
THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM	–	AS TENANTS IN COMMON
TEN ENT	–	AS TENANTS BY THE ENTIRETIES
JT TEN	–	AS JOINT TENANTS WITH THE RIGHT OF SURVIVORSHIP
AND NOT AS TENANTS IN COMMON

UNIF GIFT MIN ACT	–		CUSTODIAN
		(CUST)	(MINOR)

UNDER UNIFORM GIFTS TO MINORS
ACT
(STATE)

UNIF TRF MIN ACT	–		CUSTODIAN (UNTIL AGE )
		(CUST)		(MINOR)

UNDER UNIFORM TRANSFERS TO MINORS
ACT
(STATE)
ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.
THE CORPORATION IS AUTHORIZED TO ISSUE DIFFERENT CLASSES OF STOCK AND DIFFERENT SERIES WITHIN A CLASS. THE CORPORATION WILL FURNISH TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST INFORMATION CONCERNING THE POWERS, DESIGNATIONS, PREFERENCES, RELATIVE RIGHTS, LIMITATIONS AND RESTRICTIONS APPLICABLE TO EACH CLASS OR SERIES.

FOR VALUE RECEIVED                                          HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO                                          THE SHARES REPRESENTED BY THIS CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                                         , ATTORNEY TO TRANSFER SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED:
IN PRESENCE OF:

(WITNESS)	(STOCKHOLDER)

(STOCKHOLDER)
NOTICE: THE SIGNATURES ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.